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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




  Date of Report (Date of earliest event reported): SEPTEMBER 2, 1999
                                                    -----------------



                       GULF STATES STEEL, INC. OF ALABAMA
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


         ALABAMA                     33-92496              63-1141013
         -------                     --------              ----------
     (State or other                (Commission           (IRS Employer
     jurisdiction of                File Number)         Identification No.)
     incorporation)

           174 South 26TH STREET, GADSDEN, ALABAMA          35904-1935
           -----------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code: (256) 543-6100
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  (a) On September 2, 1999, Ernst & Young, LLP ("E&Y") resigned as the Registrant's independent accountant.

  The reports of E&Y on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that E&Y's report on the Registrant's financial statements for the fiscal year ended October 31, 1998 included an explanatory paragraph describing an uncertainty regarding the Registrant's ability to continue as a going concern.

  In connection with the Registrant's financial statements for the two most recent fiscal years and any subsequent interim period, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in their report.

  There were no "reportable events" as that term is described in Item 304(a)(1)
(v) of Regulation S-K.

  The Registrant has provided E&Y with a copy of this Form 8-K and has requested a letter from E&Y pursuant to Item 304(a)(3) of Regulation S-K. A copy of E&Y's letter is attached hereto as an Exhibit.

  (b) On September 3, 1999, the Registrant engaged Arthur Andersen LLP ("AA") as the Registrant's independent accountant. During the Registrant's two most recent fiscal years, and any interim period prior to engaging AA, neither the Registrant nor anyone acting on its behalf consulted AA regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) or reportable event (as described in Item 304(a)(l)(v) of Regulation S-K).

  The audit committee of the Board of Directors of the Registrant approved the change in auditors on September 1, 1999.

  The Registrant has provided AA with a copy of this Form 8-K pursuant to Item 304(a)(2)(D) of Regulation S-K.


ITEM 7.  EXHIBITS.

         Exhibit No.         Description of Exhibit
         ----------          ----------------------

        (16)                 Letter regarding change in certifying accountant

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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  GULF STATES STEEL, INC. OF ALABAMA
                                  ----------------------------------
                                  (Registrant)



Date: September 9, 1999           /s/ James Grimm
                                  -----------------------------------------
                                  James Grimm, Senior Vice President and
                                  Chief Financial Officer

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